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                                                                    EXHIBIT 4.1


                                                   COUNTERSIGNED AND REGISTERED:
                                                   NORWEST BANK MINNESOTA, N.A.
                                                   TRANSFER AGENT AND REGISTRAR


                                                   BY     AUTHORIZED SIGNATURE



                            [MGI PHARMA, INC. LOGO]
  A


  COMMON STOCK                                               COMMON STOCK

                                                             See reverse for
                                                             certain definitions
                                                           ---------------------
                                                           | CUSIP 552880 10 6 |
                                                           ---------------------
                               MGI PHARMA, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES that




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR
                          VALUE OF $.01 PER SHARE, OF

                               MGI PHARMA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Lori-jean Gille                         /s/ CN Blitzer

    SECRETARY                                   PRESIDENT AND
                         [MGI PHARMA, INC.      CHIEF EXECUTIVE OFFICER
                          CORPORATE SEAL]

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                               MGI PHARMA, INC.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between MGI PHARMA, INC. and Norwest Bank Minnesota, N.A., dated as of July 14, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of MGI PHARMA, INC. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. MGI PHARMA, INC. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Associate or Affiliate thereof (as defined in the Rights Agreement), or certain transferees of such Person, may become null and void.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -_____ Custodian ______
                                                        (Cust)          (Minor)
                                                   under Uniform Gifts to Minors
TEN ENT - as tenants by the entireties


JT TEN  - as joint tenants with right                  Act ____________________
          of survivorship and not as                            (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

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For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
                                   ---------------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises


Dated                               -------------------------------------------

                                    -------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED